                                                                    Exhibit 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of July 23, 2001 by and among the financial institutions which are now, or in accordance with Section 1.04 or Article XII of the Credit Agreement (hereinafter described) hereafter become, parties to the Credit Agreement (collectively, the "Lenders" and each individually, a "Lender"); CIBC WORLD MARKETS CORP. and DEUTSCHE BANK SECURITIES, INC. (together, the "Co-Arrangers"); BANKERS TRUST COMPANY, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent"); CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent for such Lenders (in such capacity, together with its successors and assigns in such capacity, the "Syndication Agent"); FLEET NATIONAL BANK, as documentation agent for such Lenders (in such capacity, together with its successors and assigns in such capacity, the "Documentation Agent"); and PEGASUS MEDIA & COMMUNICATIONS, INC., a Delaware corporation (the "Borrower") and a wholly owned subsidiary of Pegasus Satellite Communications, Inc. (formerly known as Pegasus Communications Corporation), a Delaware corporation (the "Parent").

                                    RECITALS
                                    --------

         A. The Borrower is a party to a First Amended and Restated Credit Agreement dated as of January 14, 2000 with the Co-Arrangers, the Agent, the Syndication Agent and the Documentation Agent and the Lenders named therein (the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement, unless otherwise provided.

         B. The Borrower has requested that the Credit Agreement be amended (1) to reflect the contribution on June 29, 2001 to the Borrower of all of the issued and outstanding capital stock of Golden Sky Holdings, Inc., a Delaware corporation wholly owned by the Parent ("Golden Sky"); (2) to extend the date by which any Incremental Term Loans must be made; (3) to permit certain distributions to the Parent to finance interest payable on notes previously exchanged by the Parent for debt obligations of Golden Sky; (4) to increase the sub-limit under the Commitments with respect to Letters of Credit; (5) to make certain amendments to the financial covenants; and (6) to make certain other related modifications.

         C. The Lenders are willing to agree to such amendments subject to the conditions set forth herein.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth in Section V, the Lenders hereby agree with the Borrower that the Credit Agreement shall be amended as follows:

         A. Letters of Credit. Section 1.02 is hereby amended by deleting paragraph (a)(i) thereof and substituting the following:

                  (i) The Issuing Bank shall not issue any Letter of Credit if, after giving effect to the issuance thereof, (A) the Aggregate Exposure would exceed the aggregate Commitments then in effect, (B) the aggregate NRTC Letter of Credit Exposure would exceed $90,000,000, (C) the aggregate General Purpose Letter of Credit Exposure would exceed $10,000,000 or (D) the aggregate Seller Letter of Credit Exposure would exceed $60,000,000.

         B. Incremental Term Loans. Section 1.04 of the Credit Agreement is hereby amended by deleting the date "June 30, 2001" where it appears in paragraphs (b) and (d) thereof and substituting therefor "December 31, 2001".

         C. Financial Covenants. Article V of the Credit Agreement is hereby amended as follows:

                  1. Churn Adjusted Borrower Leverage Ratio. Section 5.01(c) of the Credit Agreement is hereby amended (a) by calculating the Churn Adjusted Borrower Leverage Ratio to reflect the Golden Sky Acquisition (as hereinafter defined) as if it had occurred on July 1, 2000 and (b) by deleting the Table set forth therein and substituting therefor the following:

                  Period                                           Maximum Ratio
                  ------                                           -------------
The Closing Date through September 29, 2001                          5.25:1.00
September 30, 2001 through December 30, 2001                         4.75:1.00
December 31, 2001 through June 29, 2002                              4.50:1.00
June 30, 2002 through December 30, 2002                              4.00:1.00
December 31, 2002 through June 29, 2003                              3.50:1.00
June 30, 2003 through December 30, 2003                              3.00:1.00
December 31, 2003 and thereafter                                     2.50:1.00

                2. Fixed Charge Coverage. Section 5.03 of the Credit Agreement is hereby amended by deleting the Table set forth therein and substituting therefor the following:


               Quarterly Date                                      Minimum Ratio
               --------------                                      -------------
December 31, 2000 through September 30, 2002                         1.00:1.00
December 31, 2002 through September 30, 2003                         1.15:1.00
December 31, 2003 through June 30, 2004                              1.35:1.00
September 30, 2004 and each Quarterly Date thereafter                1.05:1.00

                3. Restricted Payments Section 5.04 of the Credit Agreement is hereby amended by deleting paragraph (b)(vi) thereof and substituting the following:

         (vi) The Borrower may pay annual or semi-annual dividends or distributions to the Parent solely for the purpose of financing interest due and payable under the PCC 1997 Senior Notes, the PCC 1998 Senior Note, the PCC Exchange Notes and the Golden Sky Exchange Notes, provided that no Default shall exist as of the date of the proposed payment or after giving effect thereto (calculated both as of such date and on a pro forma basis as of the end of and for the fiscal period(s) most recently ended prior thereto for which financial statements are required to be provided under Section 6.05).

         D. Definitions. Article XIV of the Credit Agreement is hereby amended as follows:

                  1. By amending the definitions of "PCC Preferred Stock" and "PCC Preferred Stock Designation" by deleting the references therein to "January 24, 1997" and substituting therefor "February 22, 2001".

                  2. By deleting the definitions of "Parent", "Subscriber Acquisition Costs" and substituting therefor the following:

         Parent (or PCC). Pegasus Satellite Communications, Inc., a Delaware corporation of which the Borrower is a wholly owned subsidiary and which was formerly known as Pegasus Communications Corporation.

         Subscriber Acquisition Costs. For any period, those expenses (excluding capitalized costs) incurred in the generation of Gross Subscriber Additions, such as sales commissions, advertising expenses and promotional expenses, including the amount (other than the amount capitalized), if any, by which the cost of equipment sold to subscribers to the DBS services offered by the DBS Subsidiaries (including rebates, subsidies and the like) exceeds the revenue generated from such sale(s).

                  3. By adding, in alphabetical order, the following new definitions:

                  (a) Golden Sky Acquisition. The Parent's contribution to the Borrower, on June 29, 2001, of all issued and outstanding shares of capital stock of Golden Sky Holdings, Inc., a Delaware corporation, which were in turn contributed by the Borrower to PST Holdings, Inc. and by PST Holdings, Inc. to Pegasus Satellite Television, Inc., all in compliance with the terms and conditions of Sections 2.01 and 7.05 of the Credit Agreement.

                  (b) Golden Sky Notes. Collectively, (a) the 12 3/8% Series A and B Senior Subordinated Notes due 2006 in the principal amount of $195,000,000 issued by Golden Sky Systems, Inc. on July 31, 1998 and
         (b) the 13 1/2% Series B Senior Discount Notes due 2007 in the principal amount of $193,100,000 issued by Golden Sky DBS, Inc. on February 19, 1999.

                  (c) Golden Sky Exchange. The exchange by the Parent of the Golden Sky Exchange Notes for the Golden Sky Notes pursuant to the Golden Sky Exchange Indentures, as contemplated by the Golden Sky Prospectus.

                  (d) Golden Sky Exchange Indentures. The Indentures, each dated May 31, 2001, between the Parent and First Union National Bank, as Trustee, pursuant to which the Golden Sky Exchange Notes were issued, as contemplated by the Golden Sky Exchange Prospectus.

                  (e) Golden Sky Exchange Notes. Collectively, (a) the Parent's 12 3/8% Senior Notes Due 2006 in the aggregate principal amount of $195,000,000 and (b) the Parent's 13 1/2% Senior Subordinated Discount Notes Due 2007 in the aggregate principal amount of $193,100,000; issued on May 31, 2001 in exchange for the applicable Golden Sky Notes.

                  (f) Golden Sky Exchange Prospectus. The Prospectus, Offer to Exchange and Consent Solicitation dated as of April 27, 2001 pursuant to which the Parent offered to exchange the Golden Sky Notes for the Golden Sky Notes.

         E. References to Golden Sky Notes and Golden Sky Indentures. The following provisions of the Credit Agreement are hereby amended to include therein references to the Golden Sky Notes and the Golden Sky Indentures, as appropriate:

                  1. Section 4.06, by adding (a) ", the Golden Sky Indenture, the Golden Sky Indentures "after the two references therein to "PCC 1998 Senior Notes" and (b) ", Golden Sky Indenture" after the last reference therein to "the PCC 1997 Indenture".

                  2. Each of paragraph (q) of Article VIII and Section 13.11, by adding ", the Golden Sky Indentures" after the reference to "the PCC 1997 Indenture" therein.

         F. Schedules. Schedules 1.02(a)(iv, 1.06(a) and 6.05(a) are deleted and the attached Schedules 1.02(a)(iv), 1.06(a) and 6.05(a) substituted therefor.

         G. No Further Amendments. Except as specifically amended hereby, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

II. REFERENCES IN SECURITY DOCUMENTS; CONFIRMATION OF SECURITY. All references to the "Credit Agreement" in all Security Documents, and in any other Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Amendment, and all obligations of the Borrower under the Credit Agreement, as amended, shall be secured by and be entitled to the benefits of said Security Documents and such other Loan Documents. All Security Documents heretofore executed by the Borrower and its Subsidiaries shall remain in full force and effect and such Security Documents, as amended hereby, are hereby ratified and affirmed.

III. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower hereby represents and warrants to, and covenants and agrees with, the Agent, the Syndication Agent, the Documentation Agent, the Co-Arrangers and the Lenders that:

         A. The execution and delivery of this Amendment and the other Loan Documents contemplated hereby (collectively, the "Documents") have been duly authorized by all requisite corporate action on the part of the Borrower, the Subsidiaries and the Parent, as applicable.

         B. The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date. Since the Closing Date (and, without limitation thereof, since December 31,
2000), no event or circumstance has occurred or existed which could reasonably be expected to have Material Adverse Effect. As of the date hereof and after giving effect to this Amendment, no Default has occurred and is continuing.

         C. The Borrower has heretofore furnished to the Lenders (1) the March 31, 2001 Consolidated balance sheet of the Borrower and the Subsidiaries showing their pro forma financial condition after the consummation of the Golden Sky Acquisition, as if it had occurred on March 31, 2001 (the "Opening Balance Sheet"), and (2) updated projections for the Companies through December 31, 2005, giving effect to the Golden Sky Acquisition. The Opening Balance Sheet fairly represents the pro forma financial condition of the Companies as of its date. All such financial projections are believed by the Borrower to be reasonable in light of all information presently known by the Borrower.

         D. Neither the Borrower nor any Affiliate of the Borrower is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority (including any Specified Authority), or any other Person in connection with or as a condition to the execution, delivery or performance of this Amendment or any of the other Documents.

         E. This Amendment and the other Documents constitute the legal, valid and binding obligations of the Borrower and its Affiliates enforceable against them, jointly and severally, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

         F. The Borrower will satisfy all of the conditions set forth in
Section IV.

IV. CONDITIONS. This Amendment shall take effect upon the satisfaction of the following conditions precedent:

         A. The Required Lenders shall have executed this Amendment.

         B. The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

         1.       On or before the date hereof:

                  (a)  This Amendment.

                  (b) The attached Joinders, duly authorized, executed and delivered by the Borrower's Subsidiaries and the Parent, respectively.

                  (c) True and complete copies of any stockholders' consents and/or resolutions of the board of directors or other governing body of each company, authorizing the execution and delivery of this Amendment, certified by the Manager or Secretary of the appropriate Company, as appropriate.

         2. Such other supporting documents and certificates as the Agent or its counsel may reasonably request, within the time period(s) reasonably designated by the Agent or its counsel.

         C. The Agent and the Lenders shall have received the favorable opinion of general counsel to the Borrower, its Subsidiaries and the Parent as to the due authorization, execution and delivery of this Amendment and the other Documents, the enforceability thereof, the absence of conflict thereof with material contracts and such other matters as may be reasonably requested by the Agent.

         D. In consideration for the amendments and consents provided herein, the Borrower shall have paid to the Agent, for the account of each Lender executing this Amendment, a non-refundable facility fee in an amount equal to .25% of the sum of (1) such Lender's Commitment and (2) the outstanding principal amount of the Initial Term Note(s) held by such Lender.

         E. All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Agent's counsel.

V.       MISCELLANEOUS.
         -------------

         A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment and the other Documents.

         B. This Amendment and the Joinders shall be governed by and construed in accordance with the internal laws of the State of New York (excluding the laws applicable to conflicts or choice of laws).

         C. This Amendment and the Joinders may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment or either Joinder by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

                   * The next pages are the signature pages *

         IN WITNESS WHEREOF, the Agent, the Syndication Agent, the Documentation Agent, the Co-Arrangers, the undersigned Lenders and the Borrower have caused this Amendment to be duly executed by their duly authorized representatives, as a sealed instrument, all as of the day and year first above written.

                                       BORROWER:
                                       ---------

                                       PEGASUS MEDIA & COMMUNICATIONS, INC.


                                       By: /s/ Scott A. Blank
                                           -------------------------------------
                                           Scott A. Blank, Senior Vice President

                                       CO-ARRANGERS:
                                       -------------

                                       CIBC WORLD MARKETS CORP.


                                       By:  /s/ Matthew B. Jones
                                            ------------------------------------
                                            Matthew B. Jones, Managing Director


                                       DEUTSCHE BANK SECURITIES, INC.


                                       By: _____________________________________
                                           Name:________________________________
                                           Title: ______________________________



                                       AGENT (in an Administrative capacity):
                                       -------------------------------------

                                       BANKERS TRUST COMPANY


                                       By:  /s/ Gregory P. Shefrin
                                            ------------------------------------
                                            Gregory P. Shefrin, Director



             [Signature Page to First Amendment to Credit Agreement]

                                   SYNDICATION AGENT:
                                   -----------------

                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By: /s/ Matthew B. Jones
                                       -----------------------------------------
                                       Matthew B. Jones, Managing Director, CIBC
                                       World Markets Corp., as Agent


                                   DOCUMENTATION AGENT:
                                   -------------------

                                   FLEET NATIONAL BANK


                                   By:  /s/ Manuel Burgueno
                                        ----------------------------------------
                                        Manuel Burgueno, Vice President














             [Signature Page to First Amendment to Credit Agreement]

                                         LENDER:
                                         ------

                                         BANKERS TRUST COMPANY


                                         By:  /s/  Gregory P. Shefrin, Director
                                            ------------------------------------
                                            Gregory P. Shefrin, Director

                                         Address for Notices:

                                         Bankers Trust Company
                                         130 Liberty Street
                                         New York NY  10006
                                         Telephone: (212) 250-1724
                                         Telecopy: (212) 250-7218
                                         Attention: Gregory P. Shefrin, Director





             [Signature Page to First Amendment to Credit Agreement]

                                   LENDER:
                                   ------

                                   Centurion CDO II, Ltd
                                   By:  American Express Asset Management
                                   Group Inc. as Collateral Manager


                                   By:  /s/ Steven B. Staver
                                       -----------------------------------------
                                       Steven B. Staver, Managing Director

                                   Address for Notices:

                                   American Express Asset Management Group, Inc. 100 N. Sepulveda Blvd. Suite 1010
                                   El Segundo, California  90245
                                   Telephone: (310) 744-2402
                                   Telecopy:  (310) 615-1048
                                   Attention: Angela Jarasunas, Vice President












             [Signature Page to First Amendment to Credit Agreement]

                                   LENDER:
                                   ------

                                   Centurion CDO III, Ltd
                                   By:  American Express Asset Management
                                   Group Inc. as Collateral Manager


                                   By:  /s/ Steven B. Staver
                                       -----------------------------------------
                                       Steven B. Staver, Managing Director

                                   Address for Notices:

                                   American Express Asset Management Group, Inc. 100 N. Sepulveda Blvd. Suite 1010
                                   El Segundo, California  90245
                                   Telephone: (310) 744-2402
                                   Telecopy:  (310) 615-1048
                                   Attention: Angela Jarasunas, Vice President




             [Signature Page to First Amendment to Credit Agreement]

                                                 LENDER:
                                                 ------

                                                 KZH STERLING LLC


                                                 By:  /s/ Susan Lee
                                                    ----------------------------
                                                    Susan Lee, Authorized Agent

                                                 Address for Notices:

                                                 KZH Sterling LLC
                                                 140 E 45th Street, 11th Floor
                                                 New York, New York  10017
                                                 Telephone: (212) 622-9357
                                                 Telecopy:  (212) 622-0123
                                                 Attention: Virginia R. Conway



















             [Signature Page to First Amendment to Credit Agreement]

                                   LENDER:
                                   ------

                                   Sequils-Centurion V, Ltd.
                                   By:  American Express Asset Management
                                   Group Inc. as Collateral Manager


                                   By:  /s/ Steven B. Staver
                                      ------------------------------------------
                                      Steven B. Staver, Managing Director

                                   Address for Notices:

                                   American Express Asset Management Group, Inc. 100 N. Sepulveda Blvd. Suite 1010
                                   El Segundo, California  90245
                                   Telephone: (310) 744-2402
                                   Telecopy:  (310) 615-1048
                                   Attention: Angela Jarasunas, Vice President












             [Signature Page to First Amendment to Credit Agreement]

                                       LENDER:
                                       ------

                                       AMMC CDO II, LIMITED

                                       By:  American Money Management Corp.,
                                            as Collateral Manager


                                       By:  /s/ David P. Meyer
                                          --------------------------------------
                                          David P. Meyer, Vice President

                                       Address for Principal & Interest Notices:

                                       AMMC CDO II, LIMITED
                                       % The Chase Manhattan Bank
                                       600 Travis Street, 50th Floor
                                       Houston, Texas  77002
                                       Telephone: (713) 216-1557
                                       Telecopy:  (713) 577-5260 Fax Server
                                       Attention: Douglas Neaves
                                                  A/C 23617-00

                                       Address for Credit Information:

                                       American Money Management Corp.
                                       One East Fourth Street, 3rd Floor
                                       Cincinnati, Ohio  45202
                                       Telephone: (513) 579-2904
                                       Telecopy:  (513) 579-2910
                                       Attention: David P. Meyer
                                                  Vice President

             [Signature Page to First Amendment to Credit Agreement]

                                       LENDER:
                                       ------

                                       AMMC CDO I, LIMITED

                                       By: American Money Management Corp.,
                                           as Collateral Manager


                                       By:  /s/ David P. Meyer
                                          --------------------------------------
                                           David P. Meyer, Vice President

                                       Address for Principal & Interest Notices:

                                       AMMC CDO I, LIMITED
                                       % The Chase Manhattan Bank
                                       600 Travis Street, 50th Floor
                                       Houston, Texas  77002
                                       Telephone: (713) 216-1557
                                       Telecopy:  (713) 216-8299
                                       Attention: Douglas Neaves
                                                  A/C 23340-00

                                       Address for Credit Information:

                                       American Money Management Corp.
                                       One East Fourth Street, 3rd Floor
                                       Cincinnati, Ohio  45202
                                       Telephone: (513) 579-2904
                                       Telecopy:  (513) 579-2910
                                       Attention: David P. Meyer
                                                  Vice President

             [Signature Page to First Amendment to Credit Agreement]

                                       LENDER:
                                       ------

                                       BANK OF AMERICA, N.A.


                                       By:  /s/ Robert Y Bennet
                                          --------------------------------------
                                           Robert Y. Bennett, Managing Director

                                       Address for Notices:

                                       Bank of America, N.A.
                                       1850 Gateway Boulevard
                                       CA4-706-05-11
                                       Concord, California  94520
                                       Telephone: (925) 675-7478
                                       Telecopy:  (888) 969-9281
                                       Attention: Nina Lemmer, Customer Services
                                                               Representative





             [Signature Page to First Amendment to Credit Agreement]

                                               LENDER:
                                               ------

                                               BAVARIA TRR CORPORATION


                                               By:  /s/ Lori Rezza
                                                  ------------------------------
                                                   Lori Rezza, Vice President

                                               Address for Notices:

                                               Bavaria TRR Corporation
                                               150 E. 42nd Street
                                               New York, New York  10017
                                               Telephone: (212) 672-6011
                                               Telecopy:  (212) 672-5522
                                               Attention: Kara Alnasrawi





             [Signature Page to First Amendment to Credit Agreement]

                                              LENDER:
                                              ------
                                              CARAVELLE INVESTMENT FUND, L.L.C.


                                              By:  /s/ Dean Criares
                                                 -------------------------------
                                                 Dean Criares, Managing Director

                                              Address for Notices:

                                              Trimaran Advisors, L.L.C.
                                              425 Lexington Avenue
                                              New York, New York  10017













             [Signature Page to First Amendment to Credit Agreement]

                                      LENDER:
                                      ------

                                      SAWGRASS TRADING LLC


                                      By:  /s/ Ann E. Morris
                                         ---------------------------------------
                                         Ann E. Morris, Assistant Vice President

                                      Address for Notices:

                                      Banc of America Securities LLC
                                      100 North Tryon Street
                                      NC1-007-06-07
                                      Charlotte, North Carolina  28255
                                      Telephone: (704) 387-1939/(704) 387-9951
                                      Telecopy:  (704) 388-0648
                                      Attention: Annabet Morris/Diana Mushill













             [Signature Page to First Amendment to Credit Agreement]

                                   LENDER:
                                   ------

                                   CIBC INC.


                                   By: /s/ Matthew B. Jones
                                       -----------------------------------------
                                       Matthew B. Jones, Managing Director, CIBC
                                       World Markets Corp., as Agent

                                       Address for Notices:

                                       CIBC Inc.
                                       425 Lexington Avenue
                                       New York, New York 10017
                                       Telecopier: (212) 856-3558
                                       Telephone:  (212) 856-3774
                                       Attention:  Coleen Rsorto,
                                                   Executive Director











             [Signature Page to First Amendment to Credit Agreement]

                                LENDER:
                                ------

                                CITIZENS BANK OF MASSACHUSETTS


                                By: /s/ Hamilton H. Wood, Jr.
                                    ------------------------------------------
                                    Hamilton H. Wood, Jr., Senior Vice President

                                Address for Notices:

                                Citizen Bank of Massachusetts
                                Communications & Publishing Division
                                53 State Street, 8th Floor
                                Boston, Massachusetts  02109
                                Telephone: (617) 994-7042
                                Telecopy:  (617) 227-8854
                                Attention: Hamilton H. Wood, Jr., Senior Vice President






             [Signature Page to First Amendment to Credit Agreement]

                                    LENDER:
                                    ------

                                    MUIRFIELD TRADING LLC


                                    By:  /s/ Ann E. Morris
                                         ---------------------------------------
                                         Ann E. Morris, Assistant Vice President

                                    Address for Notices:

                                    Banc of America Securities LLC
                                    100 North Tryon Street
                                    NC1-007-06-07
                                    Charlotte, North Carolina  28255
                                    Telephone:  (704) 387-1939/(704) 387-9951
                                    Telecopy :  (704) 388-0648
                                    Attention:  Annabet Morris/Diana Mushill





             [Signature Page to First Amendment to Credit Agreement]

                                        LENDER:
                                        ------

                                        OLYMPIC FUNDING TRUST, SERIES
                                        1999-1


                                        By:  /s/ Ann E. Morris
                                           -------------------------------------
                                           Ann E. Morris, Authorized Agent

                                        Address for Notices:

                                        Banc of America Securities LLC
                                        100 North Tryon Street
                                        NC1-007-06-07
                                        Charlotte, North Carolina  28255
                                        Telephone: (704) 387-1939/(704) 387-9951
                                        Telecopy:  (704) 388-0648
                                        Attention: Annabet Morris/Diana Mushill










             [Signature Page to First Amendment to Credit Agreement]

                                    LENDER:
                                    ------

                                    SEQUILS-CUMBERLAND I, LTD.

                                    By: Deerfield Capital Management LLC
                                        as its Collateral Manager

                                    By: /s/ Mark E. Wittnebel
                                        ----------------------------------------
                                        Mark E. Wittnebel, Senior Vice President

                                    Address for Notices:

                                    Deerfield Capital Management LLC
                                    8700 West Bryn Mawr, 12th Floor
                                    Chicago, Illinois  60631
                                    Telephone: (773) 380-1684
                                    Telecopy:  (773) 380-1629
                                    Attention: Phyllis Zavala, Administrative
                                               Assistant








             [Signature Page to First Amendment to Credit Agreement]

                                       LENDER:
                                       ------

                                       FIDELITY ADVISOR SERIES II:
                                       FIDELITY ADVISOR FLOATING RATE HIGH
                                       INCOME FUND


                                       By: /s/ John H. Costello
                                           -------------------------------------
                                           John H. Costello, Assistant Treasurer


                                       VARIABLE INSURANCE PRODUCTS FUND II:
                                       ASSETS MANAGER PORTFOLIO


                                       By: /s/ John H. Costello
                                           -------------------------------------
                                           John H. Costello, Assistant Treasurer


                                       VARIABLE INSURANCE PRODUCTS FUND II:
                                       ASSET MANAGER: GROWTH PORTFOLIO


                                       By: : / s/ John H. Costello
                                           -------------------------------------
                                           John H. Costello, Assistant Treasurer

                                       Address for Notices:

                                       Fidelity Investments
                                       82 Devonshire Street, E20E
                                       Boston, Massachusetts  02109
                                       Telephone: (617) 392-8134
                                       Telecopy:  (617) 476-7774
                                       Attention: Lisa Rymut, Director



             [Signature Page to First Amendment to Credit Agreement]

                                    LENDER:
                                    ------

                                    FIRSTAR BANK, N.A.


                                    By:  /s/ Gregory D. Knudsen
                                       -----------------------------------------
                                       Gregory D. Knudsen, Senior Vice President

                                    Address for Notices:

                                    Firstar Bank, N.A.
                                    One Firstar Plaza
                                    St. Louis, Missouri  63101-1643
                                    Telephone: (314) 418-2024
                                    Telecopy:  (314) 418-8292
                                    Attention: Gail F. Scannell, Vice President



             [Signature Page to First Amendment to Credit Agreement]

                                    LENDER:
                                    ------

                                    FLEET NATIONAL BANK


                                    By:  /s/ Manuel Burgueno
                                       -----------------------------------------
                                        Manuel Burgueno, Vice President

                                    Address for Notices:

                                    Fleet National Bank
                                    100 Federal Bank
                                    Boston, Massachusetts  02110
                                    Telephone: (617) 434-2147
                                    Telecopy:  (617) 434-8426
                                    Attention: Manuel Burgueno, Vice President







             [Signature Page to First Amendment to Credit Agreement]

                                       LENDER:
                                       ------

                                       FRANKLIN CLO II, LIMITED


                                       By:  /s/ Chauncey Lufkin
                                          --------------------------------------
                                          Chauncey Lufkin, Vice President

                                       Address for Notices:

                                       Franklin CLO II Limited
                                       One Franklin Parkway
                                       San Mateo, California  94403
                                       Telephone: (650) 312-3732
                                       Telecopy:  (650) 312-3346
                                       Attention: Richard Hsu, Portfolio Manager




             [Signature Page to First Amendment to Credit Agreement]

                                       LENDER:
                                       ------

                                       FRANKLIN FLOATING RATE MASTER
                                       SERIES


                                       By:  /s/ Chauncey Lufkin
                                          --------------------------------------
                                           Chauncey Lufkin, Vice President


                                       Address for Notices:

                                       Franklin Floating Rate Master Series
                                       One Franklin Parkway
                                       San Mateo, California  94403
                                       Telephone: (650) 312-3732
                                       Telecopy:  (650) 312-3346
                                       Attention: Richard Hsu, Portfolio Manager





             [Signature Page to First Amendment to Credit Agreement]

                                       LENDER:
                                       ------

                                       FRANKLIN FLOATING RATE TRUST


                                       By:  /s/ Chauncey Lufkin
                                          --------------------------------------
                                           Chauncey Lufkin, Vice President

                                       Address for Notices:

                                       Franklin Floating Rate Trust
                                       One Franklin Parkway
                                       San Mateo, California  94403
                                       Telephone: (650) 312-3732
                                       Telecopy:  (650) 312-3346
                                       Attention: Richard Hsu, Portfolio Manager






             [Signature Page to First Amendment to Credit Agreement]

                                       LENDER:
                                       -------

                                       FREMONT INVESTMENT & LOAN


                                       By:  /s/ Maria Chachere
                                          --------------------------------------
                                           Maria Chachere, Vice President

                                       Address for Notices:

                                       Fremont Investment & Loan
                                       2020 Santa Monica Boulevard
                                       Santa Monica, California  90404
                                       Telephone: (310) 315-7063
                                       Telecopy:  (310) 264-7401
                                       Attention: Maria Chachere, Vice President







             [Signature Page to First Amendment to Credit Agreement]

                                       LENDER:
                                       ------

                                       FIRST UNION NATIONAL BANK


                                       By: _____________________________________
                                           [Name, Title]

                                       Address for Notices:

                                       [Name of Institution]
                                       [Street Address of Institution]
                                       Telephone: (xxx) xxx-xxxx
                                       Telecopy:  (yyy) yyy-yyyy
                                       Attention: [Name, Title]








             [Signature Page to First Amendment to Credit Agreement]

                                          LENDER:
                                          -------
                                          GOLDMAN SACHS CREDIT PARTNERS L.P.


                                          By: /s/ Daniel Allen
                                              ----------------------------------
                                              Daniel Allen, Authorized Signatory

                                          Address for Notices:

                                          Goldman Sachs Credit Partners L.P.
                                          85 Broad Street
                                          New York, New York  10004
                                          Telephone: (212) 357-9145
                                          Telecopy:  (212) 346-2608
                                          Attention: Jennifer Canu




             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     GLENEAGLES TRADING LLC


                                     By: /s/ Ann E. Morris
                                         ---------------------------------------
                                         Ann E. Morris, Assistant Vice President

                                     Address for Notices:

                                     Banc of America Securities LLC
                                     100 North Tryon Street
                                     NC1-007-06-07
                                     Charlotte, North Carolina  28255
                                     Telephone: (704) 387-1939/(704) 387-9951
                                     Telecopy:  (704) 388-0648
                                     Attention: Annabet Morris/Diana Mushill





             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     EMERALD ORCHARD LIMITED


                                     By:  /s/ Gwen Zirkle
                                        ----------------------------------------
                                         Gwen Zirkle, Attorney in fact

                                     Address for Notices:

                                     Emerald Orchard Limited
                                     909 Fannin, Ste. 1700
                                     Houston, Texas 77010
                                     Telephone: (713) 653-8214
                                     Telecopy:  (713) 652-0914
                                     Attention: Gwen Zirkle







             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     PAMCO CAYMAN LTD.

                                     By: Highland Capital Management, L.P.
                                     As Collateral Manager


                                     By:  /s/ Mark K. Okada
                                        ----------------------------------------
                                         Mark K. Okada, Executive Vice President

                                     Address for Notices:

                                     Highland Capital Management
                                     1300 Two Galleria Tower
                                     13455 Noel Rd. LB #45
                                     Dallas, Texas 75240
                                     Telephone: (972) 628-4123
                                     Telecopy:  (972) 628-4143
                                     Attention: Mandy Gauntt, Portfolio
                                                              Administration





             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     HIGHLAND LEGACY LIMITED

                                     By:  Highland Capital Management, L.P.
                                          as Collateral Manager


                                     By:  /s/ Mark K. Okada
                                        ----------------------------------------
                                        Mark K. Okada, Executive Vice President

                                     Address for Notices:

                                     Highland Capital Management
                                     1300 Two Galleria Tower
                                     13455 Noel Rd. LB #45
                                     Dallas, Texas  75240
                                     Telephone: (972) 628-4123
                                     Telecopy:  (972) 628-4143
                                     Attention: Mandy Gauntt, Portfolio
                                                              Administration




             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     HIGHLAND OFFSHORE PARTNERS, L.P.

                                     By:  Highland Capital Management, L.P.
                                          as General Manager


                                     By:  /s/ Mark K. Okada
                                        ----------------------------------------
                                        Mark K. Okada, Executive Vice President

                                     Address for Notices:

                                     Highland Capital Management
                                     1300 Two Galleria Tower
                                     13455 Noel Rd. LB #45
                                     Dallas, Texas  75240
                                     Telephone: (972) 628-4123
                                     Telecopy:  (972) 628-4143
                                     Attention: Mandy Gauntt, Portfolio
                                                              Administration





             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     IBJ WHITEHALL BANK & TRUST COMPANY


                                     By:  /s/ Alexander B. Wright
                                        ----------------------------------------
                                        Alexander B. Wright, Director

                                     Address for Notices:

                                     IBJ Whitehall Bank & Trust Company
                                     One State Street Plaza
                                     New York, New York  10004
                                     Telephone: (212) 858-2191
                                     Telecopy:  (212) 858-2768
                                     Attention: Alexander B. Wright, Director





             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     ARCHIMEDES FUNDING III, LTD.

                                     By:  ING Capital Advisors LLC,
                                          as Collateral Manager


                                     By:  /s/ Jonathan David
                                        ----------------------------------------
                                        Jonathan David, Vice President

                                     Address for Notices:

                                     ING Capital Advisors
                                     333 S. Grand Ave., #4100
                                     Los Angeles, California  90071
                                     Telephone: (213) 621-3762
                                     Telecopy:  (213) 621-3795
                                     Attention: Jonathan David, Vice President




             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     KZH ING-1 LLC


                                     By:  /s/ Susan Lee
                                        ----------------------------------------
                                        Susan Lee, Authorized Agent


                                     Address for Notices:

                                     KZH ING-1 LLC
                                     140 E 45th Street, 11th Floor
                                     New York, New York  10017
                                     Telephone: (212) 622-9357
                                     Telecopy:  (212) 622-0123
                                     Attention: Virginia R. Conway




             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     KZH ING-2 LLC


                                     By:  /s/ Susan Lee
                                        ----------------------------------------
                                        Susan Lee, Authorized Agent

                                     Address for Notices:

                                     KZH ING-2 LLC
                                     140 E 45th Street, 11th Floor
                                     New York, New York  10017
                                     Telephone: (212) 622-9357
                                     Telecopy:  (212) 622-0123
                                     Attention: Virginia R. Conway









             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     SEQUILS-ING I (HBDGM), LTD.

                                     By: ING Capital Advisors LLC,
                                         as Collateral Manager


                                     By:  /s/ Jonathan David
                                        ----------------------------------------
                                         Jonathan David, Vice President

                                     Address for Notices:

                                     ING Capital Advisors
                                     333 S. Grand Ave. #4100
                                     Los Angeles, California  90071
                                     Telephone: (213) 621-3762
                                     Telecopy:  (213) 621-3795
                                     Attention: Jonathan David, VP





             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     INNER HARBOR CBO 2001-1 LTD.,

                                     T. Rowe Price Associates, Inc.,
                                     as Collateral Manager


                                     By:  /s/ Kim Z. Golden
                                        ----------------------------------------
                                         Kim Z. Golden, Vice President


                                     Address for Notices:

                                     T. Rowe Price Associates, Inc.
                                     100 E. Pratt Street
                                     Baltimore, Maryland  21202
                                     Telephone: (410) 345-2013
                                     Telecopy:  (410) 345-6575
                                     Attention: Darrell Braman
                                                Associate Legal Counsel














             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     KZH CYPRESSTREE-1 LLC


                                     By:  /s/ Susan Lee
                                         ---------------------------------------
                                         Susan Lee, Authorized Agent


                                     Address for Notices:

                                     KZH Cypresstree-1 LLC
                                     140 E 45th Street, 11th Floor
                                     New York, New York  10017
                                     Telephone: (212) 622-9357
                                     Telecopy:  (212) 622-0123
                                     Attention: Virgina R. Conway




             [Signature Page to First Amendment to Credit Agreement]

                                    LENDER:
                                    ------

                                    MERRILL LYNCH GLOBAL INVESTMENT
                                    SERIES: BANK LOAN INCOME PORTFOLIO

                                    By:  Merrill Lynch Investment Managers, L.P.
                                         As Investment Advisor


                                    By:  /s/ Andrew C. Liggio
                                       ----------------------------------------
                                        Andrew C. Liggio, Authorized Signatory

                                    Address for Notices:

                                    [Name of Institution]
                                    [Street Address of Institution]
                                    Telephone: (xxx) xxx-xxxx
                                    Telecopy:  (yyy) yyy-yyyy
                                    Attention: [Name, Title]






             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     DEBT STRATEGIES FUND, INC.


                                     By:  /s/ Andrew C. Liggio
                                        ----------------------------------------
                                         Andrew C. Liggio, Authorized Signatory

                                     Address for Notices:

                                     [Name of Institution]
                                     [Street Address of Institution]
                                     Telephone:  (xxx) xxx-xxxx
                                     Telecopy:  (yyy) yyy-yyyy
                                     Attention:  [Name, Title]





             [Signature Page to First Amendment to Credit Agreement]

                                    LENDER:
                                    ------

                                    MERRILL LYNCH GLOBAL INVESTMENT
                                    SERIES: INCOME STRATEGIES PORTFOLIO

                                    By:  Merrill Lynch Investment Managers, L.P.
                                         As Investment Advisor



                                    By:  /s/ Andrew C. Liggio
                                       -----------------------------------------
                                        Andrew C. Liggio, Authorized Signatory

                                    Address for Notices:

                                    [Name of Institution]
                                    [Street Address of Institution]
                                    Telephone: (xxx) xxx-xxxx
                                    Telecopy:  (yyy) yyy-yyyy
                                    Attention: [Name, Title]





             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     Longhorn CDO (Cayman) LTD
                                     By: Merrill Lynch Investment Managers, L.P.
                                         As Investment Advisor


                                     By:  /s/ Andrew C. Liggio
                                        ----------------------------------------
                                         Andrew C. Liggio, Authorized Signatory

                                     Address for Notices:

                                     [Name of Institution]
                                     [Street Address of Institution]
                                     Telephone: (xxx) xxx-xxxx
                                     Telecopy:  (yyy) yyy-yyyy
                                     Attention: [Name, Title]











             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     MASTER SENIOR FLOATING RATE TRUST


                                     By:  /s/ Andrew C. Liggio
                                        ----------------------------------------
                                        Andrew C. Liggio, Authorized Signatory

                                     Address for Notices:

                                     [Name of Institution]
                                     [Street Address of Institution]
                                     Telephone: (xxx) xxx-xxxx
                                     Telecopy:  (yyy) yyy-yyyy
                                     Attention: [Name, Title]









             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     MERRILL LYNCH PRIME RATE PORTFOLIO

                                     By: Merrill Lynch Investment Managers, L.P.
                                         As Investment Advisor


                                     By:  /s/ Andrew C. Liggio
                                        ----------------------------------------
                                        Andrew C. Liggio, Authorized Signatory


                                     Address for Notices:

                                     [Name of Institution]
                                     [Street Address of Institution]
                                     Telephone: (xxx) xxx-xxxx
                                     Telecopy:  (yyy) yyy-yyyy
                                     Attention: [Name, Title]


















             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND, INC.


                                     By:  /s/ Andrew C. Liggio
                                        ----------------------------------------
                                        Andrew C. Liggio, Authorized Signatory


                                     Address for Notices:

                                     [Name of Institution]
                                     [Street Address of Institution]
                                     Telephone: (xxx) xxx-xxxx
                                     Telecopy:  (yyy) yyy-yyyy
                                     Attention: [Name, Title]









             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------
                                     SENIOR HIGH INCOME PORTFOLIO, INC.


                                     By:  /s/ Andrew C. Liggio
                                        ----------------------------------------
                                        Andrew C. Liggio, Authorized Signatory


                                     Address for Notices:

                                     [Name of Institution]
                                     [Street Address of Institution]
                                     Telephone: (xxx) xxx-xxxx
                                     Telecopy:  (yyy) yyy-yyyy
                                     Attention: [Name, Title]











             [Signature Page to First Amendment to Credit Agreement]

                                 LENDER:
                                 -------

                                 NATIONAL WESTMINSTER BANK PLC

                                 By: NatWest Capital Markets Limited, its Agent
                                 By: Greenwich Capital Markets, Inc., its Agent


                                 By:  /s/ Kelly A Myers
                                    --------------------------------------------
                                    Kelly A. Myers, Vice President


                                 Address for Principal & Interest Notices:

                                 National Westminster Bank PLC ("NatWest")
                                 % Greenwich Capital Markets, Inc.
                                 600 Steamboat Road
                                 Greenwich, Connecticut  06830
                                 Telephone: (203) 618-2553
                                 Telecopy:  (203) 618-2112
                                 Attention: Harry Paschalidis

                                 Address for Credit Information:

                                 American Money Management Corp.
                                 One East Fourth Street, 3rd Floor
                                 Cincinnati, Ohio  45202
                                 Telephone: (513) 579-2904
                                 Telecopy:  (513) 579-2910
                                 Attention: David P. Meyer, Vice President











             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     KZH SHOSHONE LLC


                                     By:  /s/ Susan Lee
                                        ----------------------------------------
                                        Susan Lee, Authorized Agent

                                     Address for Notices:

                                     KZH SHOSHONE LLC
                                     140 E. 45th Street, 11th Floor
                                     New York, New York  10017
                                     Telephone: (212) 622-9357
                                     Telecopy:  (212) 622-0123
                                     Attention: Virginia R. Conway








             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------
                                     HARBOURVIEW CDO II, LTD.


                                     By:  /s/ David Foxhoven
                                        ----------------------------------------
                                        David Foxhoven, AVP


                                     Address for Notices:

                                     HarbourView CDO II, Ltd.
                                     6803 South Tucson Way
                                     Englewood, Colorado  80112-3924
                                     Telephone: (303) 768-3434
                                     Telecopy:  (303) 645-0942
                                     Attention: Joseph Welsh, Vice President











             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     OPPENHEIMER SENIOR FLOATING RATE FUND


                                     By:  /s/ David Foxhoven
                                        ----------------------------------------
                                        David Foxhoven, AVP

                                     Address for Notices:

                                     Oppenheimer Senior Floating Rate Fund
                                     6803 South Tucson Way
                                     Englewood, Colorado  80112-3924
                                     Telephone: (303) 768-3434
                                     Telecopy:  (303) 645-0942
                                     Attention: Joseph Welsh, Vice President







             [Signature Page to First Amendment to Credit Agreement]

                                    LENDER:
                                    ------

                                    PILGRIM CLO 1999 - 1 LTD.

                                    By:  ING Pilgrim Investments, Inc.
                                         _____________as its investment manager


                                    By: /s/ Jeffrey A. Bakalar
                                       ----------------------------------------
                                       Jeffrey A. Bakalar, Senior Vice President


                                    Address for Notices:

                                    [Name of Institution]
                                    [Street Address of Institution]
                                    Telephone: (xxx) xxx-xxxx
                                    Telecopy:  (yyy) yyy-yyyy
                                    Attention: [Name, Title]







             [Signature Page to First Amendment to Credit Agreement]

                                    LENDER:
                                    ------

                                    PILGRIM AMERICA HIGH INCOME
                                    INVESTMENTS INC. LTD.

                                    By:  ING Pilgrim Investments, Inc.
                                         ______________as its investment manager


                                    By:  /s/ Jeffrey A. Bakalar
                                       -----------------------------------------
                                       Jeffrey A. Bakalar, Senior Vice President

                                    Address for Notices:

                                    [Name of Institution]
                                    [Street Address of Institution]
                                    Telephone: (xxx) xxx-xxxx
                                    Telecopy:  (yyy) yyy-yyyy
                                    Attention: [Name, Title]









             [Signature Page to First Amendment to Credit Agreement]

                                   LENDER:
                                   ------

                                   ML CLO XV PILGRIM AMERICA
                                   (CAYMAN) LTD.

                                   By:  ING Pilgrim Investments, Inc.
                                        _______________as its investment manager


                                   By:  /s/ Jeffrey A. Bakalar
                                      ------------------------------------------
                                      Jeffrey A. Bakalar, Senior Vice President


                                   Address for Notices:

                                   [Name of Institution]
                                   [Street Address of Institution]
                                   Telephone: (xxx) xxx-xxxx
                                   Telecopy:  (yyy) yyy-yyyy
                                   Attention: [Name, Title]




             [Signature Page to First Amendment to Credit Agreement]

                                    LENDER:
                                    ------

                                    ML CLO XX PILGRIM AMERICA
                                    (CAYMAN) LTD.

                                    By:  ING Pilgrim Investments, Inc.
                                         ______________as its investment manager


                                    By:  /s/ Jeffrey A. Bakalar
                                       -----------------------------------------
                                       Jeffrey A. Bakalar, Senior Vice President


                                    Address for Notices:

                                    [Name of Institution]
                                    [Street Address of Institution]
                                    Telephone: (xxx) xxx-xxxx
                                    Telecopy:  (yyy) yyy-yyyy
                                    Attention: [Name, Title]




             [Signature Page to First Amendment to Credit Agreement]

                                    LENDER:
                                    ------

                                    PILGRIM PRIME RATE TRUST

                                    By:  ING Pilgrim Investments, Inc.
                                         ______________as its investment manager


                                    By:  /s/ Jeffrey A. Bakalar
                                       -----------------------------------------
                                       Jeffrey A. Bakalar, Senior Vice President

                                    Address for Notices:

                                    [Name of Institution]
                                    [Street Address of Institution]
                                    Telephone: (xxx) xxx-xxxx
                                    Telecopy:  (yyy) yyy-yyyy
                                    Attention: [Name, Title]






             [Signature Page to First Amendment to Credit Agreement]

                                    LENDER:
                                    ------

                                    SEQUILS PILGRIM - 1 LTD.

                                    By:  ING Pilgrim Investments, Inc.
                                         ______________as its investment manager


                                    By:  /s/ Jeffrey A. Bakalar
                                       -----------------------------------------
                                       Jeffrey A. Bakalar, Senior Vice President

                                    Address for Notices:

                                    [Name of Institution]
                                    [Street Address of Institution]
                                    Telephone: (xxx) xxx-xxxx
                                    Telecopy:  (yyy) yyy-yyyy
                                    Attention: [Name, Title]


















             [Signature Page to First Amendment to Credit Agreement]

                                    LENDER:
                                    ------

                                    PILGRIM SENIOR INCOME FUND

                                    By:  ING Pilgrim Investments, Inc.
                                         _____as its investment manager


                                    By:  /s/ Jeffrey A. Bakalar
                                       -----------------------------------------
                                       Jeffrey A. Bakalar, Senior Vice President

                                    Address for Notices:

                                    [Name of Institution]
                                    [Street Address of Institution]
                                    Telephone: (xxx) xxx-xxxx
                                    Telecopy:  (yyy) yyy-yyyy
                                    Attention: [Name, Title]













             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     SANKATY ADVISORS, INC. as Collateral
                                     Manager for Great Point CLO 1999-1 LTD., as Term Lender



                                     By:  /s/ Diane J. Exter
                                        ----------------------------------------
                                        Diane J. Exter, Managing Director,
                                        Portfolio Manager


                                     Address for Notices:

                                     Sankaty Advisors, LLC
                                     Two Copley Place
                                     Boston, Massachusetts  02116
                                     Telephone: (617) 572-3216
                                     Telecopy:  (617) 572-2134











             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     SANKATY ADVISORS, LLC, as Collateral
                                     Manager for BRANT POINT II CBO 2000-1,
                                     LTD., as Term Lender



                                     By:  /s/ Diane J. Exter
                                        ----------------------------------------
                                         Diane J. Exter, Managing Director,
                                         Portfolio Manager


                                     Address for Notices:

                                     Sankaty Advisors, LLC
                                     Two Copley Place
                                     Boston, Massachusetts  02116
                                     Telephone: (617) 572-3216
                                     Telecopy:  (617) 572-2134







             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     SANKATY HIGH YIELD ASSET PARTNERS, L.P.



                                     By:  /s/ Diane J. Exter
                                        ----------------------------------------
                                         Diane J. Exter, Managing Director,
                                         Portfolio Manager


                                     Address for Notices:

                                     Sankaty Advisors, LLC
                                     Two Copley Place
                                     Boston, Massachusetts  02116
                                     Telephone: (617) 572-3216
                                     Telecopy:  (617) 572-2134





             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     SANKATY HIGH YIELD PARTNERS II, L.P.



                                     By:  /s/ Diane J. Exter
                                        ----------------------------------------
                                         Diane J. Exter, Managing Director,
                                         Portfolio Manager


                                     Address for Notices:

                                     Sankaty Advisors, LLC
                                     Two Copley Place
                                     Boston, Massachusetts 02116
                                     Telephone: (617) 572-3216
                                     Telecopy:  (617) 572-2134




             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     SEABOARD CLO 2000 LTD.



                                     By:  /s/ Sheppard H.C. Davis, Jr.
                                        ----------------------------------------
                                        Sheppard H.C. Davis, Jr.
                                        CEO of Seaboard & Co.
                                        Its Collateral Manager


                                     Address for Notices:

                                     Seaboard & Co.
                                     32 West Pennsylvania Avenue
                                     Towson, Maryland  21204-5001
                                     Telephone: (410) 938-8770
                                     Telecopy:  (410) 938-8779
                                     Attention: Mike Doran






             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     STANFIELD ARBITRAGE CDO, LTD.

                                     By:  Stanfield Capital Partners LLC
                                          as its Collateral Manager


                                     By:  /s/ Stephen M. Alfieri
                                        ----------------------------------------
                                         Stephen M. Alfieri, Managing Partner


                                     Address for Notices:

                                     Stanfield Arbitrage CDO, Ltd.
                                     c/o State Street Bank & Trust Co.
                                     Corporate Trust Department
                                     Two Avenue de Lafayette
                                     Boston, Massachusetts  02110
                                     Telephone: (617) 662-1221
                                     Telecopy:  (617) 988-9668
                                     Attention: Jennifer Vlasuk

                                     and

                                     Stanfield Arbitrage CDO, Ltd.
                                     c/o Stanfield Capital Partners LLC
                                     330 Madison Avenue, 27th Floor
                                     New York, New York  10017
                                     Telephone: (212) 284-4306
                                     Telecopy:  (212) 284-4341
                                     Attention: Susan McKofke





             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     STANFIELD CLO, LTD.

                                     By:  Stanfield Capital Partners LLC
                                          as its Collateral Manager


                                     By:  /s/ Stephen M. Alfieri
                                        ----------------------------------------
                                        Stephen M. Alfieri, Managing Partner


                                     Address for Notices:

                                     Stanfield CLO Ltd.
                                     c/o State Street Bank & Trust Co.
                                     Corporate Trust Department
                                     Two Avenue de Lafayette
                                     Boston, Massachusetts  02110
                                     Telephone: (617) 662-1221
                                     Telecopy:  (617) 988-9668
                                     Attention: Jennifer Vlasuk

                                     and

                                     Stanfield CLO Ltd.
                                     c/o Stanfield Capital Partners LLC
                                     330 Madison Avenue, 27th Floor
                                     New York, New York 10017
                                     Telephone: (212) 284-4341
                                     Telecopy:  (212) 284-4341
                                     Attention: Susan McKofke




             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     STANFIELD/RMF TRANSATLANTIC
                                     CDO, LTD.

                                     By:  Stanfield Capital Partners LLC
                                          as its Collateral Manager


                                     By:  /s/ Stephen M. Alfieri
                                        ----------------------------------------
                                        Stephen M. Alfieri, Managing Partner


                                     Address for Notices:

                                     Stanfield/RMF Transatlantic CDO, Ltd.
                                     c/o State Street Bank & Trust Co.
                                     Corporate Trust Department
                                     Two Avenue de Lafayette
                                     Boston, Massachusetts  02110
                                     Telephone: (617) 662-1403
                                     Telecopy:  (617) 988-9668
                                     Attention: Salomao Couri

                                     and

                                     Stanfield /RMF Transatlantic CDO, Ltd.
                                     c/o Stanfield Capital Partners LLC
                                     330 Madison Avenue, 27th Floor
                                     New York, New York  10017
                                     Telephone: (212) 284-4306
                                     Telecopy:  (212) 284-4341
                                     Attention: Susan McKofke





             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     WINDSOR LOAN FUNDING, LIMITED

                                     By:  Stanfield Capital Partners LLC
                                          as its Investment Manager


                                     By: /s/ Stephen M. Alfieri
                                         ---------------------------------------
                                         Stephen M. Alfieri, Managing Partner


                                     Address for Notices:

                                     Windsor Loan Funding, Limited
                                     c/o Chase
                                     The Chase Manhattan Bank - Texas
                                     600 Travis, 50th Floor
                                     Houston, Texas  77002
                                     Telephone: (713) 216-8684
                                     Telecopy:  (713) 577-5265
                                     Attention: Monica Lopez

                                     and

                                     Windsor Loan Funding, Limited
                                     c/o Stanfield Capital Partners LLC
                                     330 Madison Avenue, 27th Floor
                                     New York, New York  10017
                                     Telephone: (212) 284-4306
                                     Telecopy:  (212) 284-4341
                                     Attention: Susan McKofke





             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     TORONTO DOMINION (NEW YORK), INC.


                                     By:  /s/ Stacey L. Malek
                                        ----------------------------------------
                                        Stacey L. Malek, Vice President

                                     Address for Notices:

                                     Toronto Dominion (New York), Inc.
                                     909 Fannin, Ste. 1700
                                     Houston, Texas  77010
                                     Telephone: (713) 653-8215
                                     Telecopy:  (713) 652-0914
                                     Attention: Stacey Malek, Vice President

























             [Signature Page to First Amendment to Credit Agreement]

                                     LENDER:
                                     ------

                                     UNION BANK OF CALIFORNIA, N.A.


                                     By:  /s/ Pete Connoy
                                        ----------------------------------------
                                        Pete Connoy


                                     Address for Notices:

                                     Union Bank of California, N.A.
                                     445 South Figueroa Street, 16th Floor
                                     Los Angeles, California  90071
                                     Telephone: (213) 236-6903
                                     Telecopy:  (213) 236-5747

























             [Signature Page to First Amendment to Credit Agreement]

                              JOINDER BY GUARANTORS
                              ---------------------

         Each of the undersigned Subsidiaries of Pegasus Media & Communications, Inc. (the "Subsidiaries") hereby (a) jointly and severally joins in the execution of the foregoing First Amendment to Credit Agreement dated as of July 23, 2001 (the "Amendment") to which this Joinder is attached, to confirm its respective consent to all of the transactions contemplated by the Amendment and all agreements and instruments executed and delivered in connection therewith, and (b) jointly and severally reaffirms and ratifies all agreements set forth in such Security Documents securing such guaranty, all of which shall in all respects remain in full force and effect and shall continue to guaranty and secure any and all indebtedness, obligations and liabilities of the Borrower to the Agent and the Lenders, whether now existing or hereafter arising, on the same terms and conditions as are now set forth in such Security Documents.

                                     PEGASUS BROADCAST TELEVISION, INC., WOLF
                                     LICENSE CORP., WDSI LICENSE, CORP., WDBD
                                     LICENSE CORP., WILF, INC., BRIDE
                                     COMMUNICATIONS, INC., HMW, INC., PORTLAND
                                     BROADCASTING, INC., B.T. SATELLITE, INC.,
                                     TELECAST OF FLORIDA, INC., WTLH LICENSE
                                     CORP., PST HOLDINGS, INC., PEGASUS
                                     SATELLITE TELEVISION, INC., HENRY COUNTY
                                     MRTV, INC., PEGASUS SATELLITE FINANCE
                                     CORPORATION, PEGASUS SATELLITE FINANCE
                                     CORP. 1999-1, PEGASUS SATELLITE FINANCE
                                     CORP. 1999-2, PEGASUS SATELLITE FINANCE
                                     CORP. 1999-3, PEGASUS SATELLITE FINANCE
                                     CORP. 1999-4, CARR RURAL TV, INC., DTS
                                     MANAGEMENT, LLC, DIGITAL TELEVISION
                                     SERVICES OF INDIANA, LLC, GOLDEN SKY
                                     HOLDINGS, INC., GOLDEN SKY DBS, INC.,
                                     GOLDEN SKY SYSTEMS, INC., ARGOS SUPPORT
                                     SERVICES COMPANY, DBS TELE-VENTURE, INC.,
                                     PRIMEWATCH, INC.



                                     By:  /s/ Scott A. Blank
                                        ----------------------------------------
                                        Duly authorized signatory as to all

                                                            Schedule 1.02(a)(iv)
                                                            --------------------

                            Letter of Credit Request
                            ------------------------


                                                    Dated: ____(1)____

Bankers Trust Company, as Issuing Bank
   under the Credit Agreement
   referred to below
One Bankers Trust Plaza
New York, New York  10006
Attention:  Commercial Loan Division
            Standby LC Unit - MS 2143

         Re: Letter of Credit Request under the First Amended and Restated Credit Agreement dated as of January 14, 2000 among Pegasus Media & Communications, Inc. (the "Borrower"), the Lenders from time to time party thereto, CIBC World Markets Corp. and Deutsche Bank Securities, Inc., as Co-Arrangers, Bankers Trust Company, as Agent for the Lenders, Canadian Imperial Bank of Commerce, as Syndication Agent, and Fleet National Bank, as Documentation Agent (as amended, restated, renewed, replaced, supplemented or otherwise modified from time, the "Credit Agreement")

Ladies and Gentlemen:

         The Borrower hereby requests that Bankers Trust Company, as Issuing Bank under the Credit Agreement, issue an irrevocable standby Letter of Credit for the account of the undersigned on _____(2)_____ (the "Issuance Date") in an aggregate stated amount of US$_____(3)_____.

         Capitalized terms used herein without definition shall have the meanings assigned to them in the Credit Agreement.

         The beneficiary of the Letter of Credit will be _____(4)_____, and such Letter of Credit will be a _____(5)_____ and will have a stated expiration date of _____(6)_____.

         (1)    Insert date of Letter of Credit Request.

         (2) Insert date of issuance, which shall be at least three (3) Business Days from the date of the Letter of Credit Request (or such shorter period as is acceptable to the Issuing Bank).

         (3)    Insert initial face amount of the requested Letter of Credit.

         (4)    Insert full name and address of the Beneficiary.

         (5) Insert [NRTC Letter of Credit] [General Purpose Letter of Credit] [Seller Letter of Credit]

         (6) Insert expiry date, which cannot be later then the date which is one year from the Issuance Date or the 10th Business Day prior to the Expiration Date.

The Borrower further certifies that:

         (a) All warranties and representations set forth in the Credit Agreement and the other Loan Documents will be true and correct in all material respects on the Issuance Date of the Letter of Credit requested hereby (except to the extent they expressly relate to an earlier specified date or are affected by transactions or events occurring after the Closing Date and permitted or not prohibited under the Credit Agreement).

         (b) The Borrower has performed and complied in all material respects with all terms and conditions of the Credit Agreement and the applicable Letter of Credit Documents required to be performed or complied with by it prior to the Issuance Date of the Letter of Credit requested hereby.

         (c) After giving effect to the issuance of such Letter of Credit (both as of the proposed date thereof and, on a pro forma basis, the last day of _______, 200___ [ Insert the most recent month for which financial statements have been delivered to the Lenders under Section 6.05], no Default has occurred and is continuing.

         (d) As of the Issuance Date, after giving effect to the issuance of the Letter of Credit requested hereby, the Letter of Credit Exposure will not exceed the limits specified in Section 1.02(a)(i) of the Credit Agreement.

         (e) With reference to Section 1.01(b) of the Credit Agreement, after giving effect to the issuance of the Letter of Credit requested hereby on the Issuance Date, (i) the aggregate amount of all outstanding Revolving Loans will be $_________, (ii) the Letter of Credit Exposure will be $___________, (iii) that portion of the Permitted Seller Debt Outstandings not secured by Letters of Credit will be $_________, and the total amount referred to in the foregoing clauses (i), (ii) and (iii) will be $___________, which amount does not exceed the aggregate Commitments in effect on the date hereof and will not exceed the aggregate Commitments on the Issuance Date.

         (f) Without limiting the generality of paragraph (a) above, after giving effect to the issuance of such Letter of Credit, all of the Obligations
(i) are permitted under, and do not and will not violate, the PCC Preferred Stock Designation , the PCC Exchange Indenture, the PCC Exchange Notes, the PCC 1997 Indenture, the PCC 1997 Senior Notes, the PCC 1998 Indenture, the PCC 1998 Senior Notes, the Golden Sky Indentures, the Golden Sky Notes and the Subordinated Debt Documents, (ii) constitute "Senior Debt" and, with the exception of Rate Hedging Obligations, "Designated Senior Debt" under the Subordinated Indenture and (iii) constitute ["Permitted Refinancing Debt"] and "Eligible Indebtedness" under the PCC Exchange Indenture, the PCC 1997 Indenture, the PCC 1998 Indenture and each of the Golden Sky Indentures.

         (g) [The Calculation of Leverage Ratio attached hereto as Exhibit A correctly applies the provisions of the Subordinated Indenture to the appropriate financial statements and books and records of the Borrower and its Subsidiaries and accurately calculates the "Indebtedness to Adjusted Operating Cash Flow Ratio" (as defined in the Subordinated Indenture) as of the Issuance Date.]* After giving effect to the issuance of the Letter of Credit requested hereby, the "Indebtedness to Adjusted Operating Cash Flow Ratio" will not exceed [6.50 to 1.00], and the Borrower will be in full compliance with Section 4.09 of the Subordinated Indenture.

         (h) [The Calculation of Leverage Ratio attached hereto as Exhibit B correctly applies the provisions of the PCC 1997 Indenture to the appropriate financial statements and books and records of the Parent and its Subsidiaries and accurately calculates the "Indebtedness to Adjusted Operating Cash Flow Ratio" (as defined in the PCC 1997 Indenture) as of the Issuance Date.]* After giving effect to the issuance of the Letter of Credit requested hereby, the "Indebtedness to Adjusted Operating Cash Flow Ratio" will not exceed [7.00 to 1.00], and the Borrower will be in full compliance with Section 4.09 of the PCC 1997 Indenture.

         (i) [The Calculation of Leverage Ratio attached hereto as Exhibit C correctly applies the provisions of the PCC 1998 Indenture to the appropriate financial statements and books and records of the Parent and its Subsidiaries and accurately calculates the "Indebtedness to Adjusted Operating Cash Flow Ratio" (as defined in the PCC 1998 Indenture) as of the Issuance Date.]* After giving effect to the issuance of the Letter of Credit requested hereby, the "Indebtedness to Adjusted Operating Cash Flow Ratio" will not exceed [7.00 to 1.00], and the Borrower will be in full compliance with Section 4.09 of the PCC 1998 Indenture.

         (j) [The Calculation of Leverage Ratio attached hereto as Exhibit D correctly applies the provisions of each of the Golden Sky Indentures to the appropriate financial statements and books and records of the Parent and its Subsidiaries and accurately calculates the "Indebtedness to Adjusted Operating Cash Flow Ratio" (as defined in each of the Golden Sky Indentures) as of the Issuance Date.]* After giving effect to the issuance of the Letter of Credit requested hereby, the "Indebtedness to Adjusted Operating Cash Flow Ratio" will not exceed [7.00 to 1.00], and the Borrower will be in full compliance with
Section 4.09 of the PCC 1998 Indenture.

         Copies of all documentation with respect to the supported transaction are attached hereto.

                                            PEGASUS MEDIA & COMMUNICATIONS, INC.


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________



               [Attach Exhibits A, B, C and D on Closing Date and thereafter, if Leverage Ratio Calculation is requested by Agent]

                                                                Schedule 1.06(a)
                                                                ----------------


                                  LOAN REQUEST
                                  ------------


                                                         _______________, 200___

Bankers Trust Company, as Agent
   under the Credit Agreement
   referred to below
One Bankers Trust Plaza
New York, New York  10006
Attention: [Mr. George Pottanat]

       Re: Loan Request under the First Amended and Restated Credit Agreement dated as of January 14, 2000 among Pegasus Media & Communications, Inc. (the "Borrower"), the Lenders from time to time party thereto, CIBC World Markets Corp. and Deutsche Bank Securities, Inc., as Co-Arrangers, Bankers Trust Company, as Agent for the Lenders, Canadian Imperial Bank of Commerce, as Syndication Agent, and Fleet National Bank, as Documentation Agent (as amended, restated, renewed, replaced, supplemented or otherwise modified from time, the "Credit Agreement")
                                                   ----------------

Ladies and Gentlemen:

       Pursuant to Section 1.06 of the Credit Agreement, this letter shall serve as a request for Loans to be made by the Lenders to the Borrower in the aggregate principal amount of $ , which Loans shall be [LIBOR/Base Rate] Loans [with an Interest Period commencing and ending ]. The Borrowing Date of such Loans should be , 200___. Capitalized terms used herein without definition shall have the meanings assigned to them in the Credit Agreement.

       The undersigned hereby certifies that such Loans, to the extent not applied for working capital purposes of the Companies, will be used for the following purposes:

       ______________________________________________________________

       ______________________________________________________________

       The undersigned hereby further certifies as follows:

         (a) All warranties and representations set forth in the Credit Agreement and the other Loan Documents will be true and correct in all material respects on the Credit Extension Date of the Loans requested hereby, except to the extent they expressly relate to an earlier specified date or are affected by transactions or events occurring after the Closing Date and permitted or not prohibited under the Credit Agreement.

         (b) The Borrower has performed and complied in all material respects with all terms and conditions of the Credit Agreement required to be performed or complied with by it prior to the Credit Extension Date of the Loans requested hereby.

         (c) With reference to Section 1.01(b) of the Credit Agreement, after giving effect to the Loans requested hereby and the use of proceeds thereof on the Credit Extension Date thereof, the, (i) the aggregate amount of all outstanding Loans will be $_________, (ii) the Letter of Credit Exposure will be $___________, (iii) that portion of the Permitted Seller Debt Outstandings not secured by Letters of Credit will be $_________, and the total amount referred to in the foregoing clauses (i), (ii) and (iii) will be $___________, which amount does not exceed the aggregate Commitments in effect on the date hereof and will not exceed the aggregate Commitments on the Credit Extension Date.

         (d) Without limiting the generality of paragraph (a) above, after giving effect to such Loans and the use of proceeds thereof on the Borrowing Date thereof, all of the Obligations (i) are permitted under, and do not and will not violate, the PCC Preferred Stock Designation, the PCC Exchange Indenture, the PCC Exchange Notes, the PCC 1997 Indenture, the PCC 1997 Senior Notes, the PCC 1998 Indenture, the PCC 1998 Senior Notes and the Subordinated Debt Documents, (ii) constitute "Senior Debt" and, with the exception of Rate Hedging Obligations, "Designated Senior Debt" under the Subordinated Indenture and (iii) constitute ["Permitted Refinancing Debt"] and "Eligible Indebtedness" under the PCC Exchange Indenture, the PCC 1997 Indenture, the PCC 1998 Indenture and each of the Golden Sky Indentures.

         (e) [The Calculation of Leverage Ratio attached hereto as Exhibit A correctly applies the provisions of the Subordinated Indenture to the appropriate financial statements and books and records of the Borrower and its Subsidiaries and accurately calculates the "Indebtedness to Adjusted Operating Cash Flow Ratio" (as defined in the Subordinated Indenture) as of the Credit Extension Date of the Loans requested hereby.]* After giving effect to the Loans requested hereby and the use of proceeds thereof, the "Indebtedness to Adjusted Operating Cash Flow Ratio" will not exceed [6.50 to 1.00], and the Borrower will be in full compliance with Section 4.09 of the Subordinated Indenture.

         (f) [The Calculation of Leverage Ratio attached hereto as Exhibit B correctly applies the provisions of the PCC 1997 Indenture to the appropriate financial statements and books and records of the Parent and its Subsidiaries and accurately calculates the "Indebtedness to Adjusted Operating Cash Flow Ratio" (as defined in the PCC 1997 Indenture) as of the Credit Extension Date of the Loans requested hereby.]* After giving effect to the Loans requested hereby and the use of proceeds thereof, the "Indebtedness to Adjusted Operating Cash Flow Ratio" will not exceed [7.00 to 1.00], and the Borrower will be in full compliance with Section 4.09 of the PCC 1997 Indenture.

         (g) [The Calculation of Leverage Ratio attached hereto as Exhibit C correctly applies the provisions of the PCC 1998 Indenture to the appropriate financial statements and books and records of the Parent and its Subsidiaries and accurately calculates the "Indebtedness to Adjusted Operating Cash Flow Ratio" (as defined in the PCC 1998 Indenture) as of the Credit Extension Date of the Loans requested hereby.]* After giving effect to the Loans requested hereby and the use of proceeds thereof, the "Indebtedness to Adjusted Operating Cash Flow Ratio" will not exceed [7.00 to 1.00], and the Borrower will be in full compliance with Section 4.09 of the PCC 1998 Indenture.]

         (h) [[The Calculation of Leverage Ratio attached hereto as Exhibit D correctly applies the provisions of each of the Golden Sky Indentures to the appropriate financial statements and books and records of the Parent and its Subsidiaries and accurately calculates the "Indebtedness to Adjusted Operating Cash Flow Ratio" (as defined in the Golden Sky Indentures) as of the Credit Extension Date of the Loans requested hereby.]* After giving effect to the Loans requested hereby and the use of proceeds thereof, the "Indebtedness to Adjusted Operating Cash Flow Ratio" will not exceed [7.00 to 1.00], and the Borrower will be in full compliance with Section 4.09 of each of the Golden Sky Indentures.

         [(i) After giving effect to the Acquisition Loans requested hereby (both as of the proposed Credit Extension Date and, on a pro forma basis, the last day of __________, 200___ [Insert the most recent fiscal quarter for which financial statements are required to be provided (and have been so provided) to the Lenders under Section 6.05], and the application of the proceeds thereof to effect the related Acquisition and otherwise, no Default has occurred and is continuing, as demonstrated in the detailed calculations attached as Exhibit E to this Loan Request.]

                                            PEGASUS MEDIA & COMMUNICATIONS, INC.


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________




     [Attach Exhibits A, B, C and D on the Closing Date and thereafter, if requested by the Agent, and/or Exhibit E, if Acquisition Loans are proposed]

                                                      Exhibit A to Schedule 6.05
                                                      --------------------------

                               FINANCIAL COVENANTS
                               -------------------


A. PCC LEVERAGE (Section 5.01(a))
   ------------


1. MAXIMUM PERMITTED PCC LEVERAGE RATIO DURING THE PERIOD
___________ THROUGH ___________.                7:00:1.00

Note: The term "PCC Leverage Ratio" has the meaning given to the term "Indebtedness to Adjusted Operating Cash Flow Ratio" (as applied to indebtedness having been incurred on the basis of such ratio) in the PCC 1998 Indenture, as in effect on January 14, 2000, without giving effect to any amendment thereto after such date (unless the Required Lenders agree in writing, in their sole discretion, that any such amendment shall be given effect for purposes of this Agreement). Attached as an Addendum to this
Schedule is a detail of the computation of such ratio, in accordance with the applicable provisions of the PCC 1998 Indenture.

Actual PCC Leverage Ratio during such period                      _____:1.00

B.       BORROWER LEVERAGE RATIO (Section 5.01(b))
         -----------------------

1. MAXIMUM PERMITTED RATIO OF TOTAL FUNDED DEBT AS OF ________________ TO ANNUALIZED EBITDA FOR THE MOST RECENTLY ENDED FISCAL QUARTER (Please circle the applicable ratio):

               Period                                       Maximum Ratio
               ------                                       -------------

The Closing Date through June 29, 2001                        4.00:1.00
June 30, 2001 through December 30, 2001                       3.75:1.00
December 31, 2001 through June 29, 2002                       3.50:1.00
June 30, 2002 through December 30, 2002                       3.00:1.00
December 31, 2002 through June 29, 2003                       2.50:1.00
June 30, 2003 through December 30, 2003                       2.00:1.00
December 31, 2003 and thereafter                              1.50:1.00

   2.     ANNUALIZED EBITDA FOR THE FISCAL QUARTER ENDING ______________________

   (a) LOCATION CASH FLOW DERIVED FROM THE DBS SUBSIDIARIES FOR SUCH FISCAL QUARTER

   (i)         Net Income                                                                 $_______

   (ii)        Plus:  Subscriber Acquisition Costs                                        $_______

   (iii)       Plus:  Total Interest Expense                                              $_______

   (iv)        Plus: Depreciation/amortization                                            $_______

   (v)         Plus:  Taxes in respect of income and profits, to the extent expensed
               (including without duplication payments paid under the Tax Sharing
               Agreement)                                                                 $_______

   (vi)        Plus:  Transaction Costs                                                   $_______

   (vii)       Plus:  Other non-cash expenses (including the amortization of television program license and rental fees)
                                                                                          $_______

   (viii)      Minus:  Television program license and rental fees actually paid in cash   $_______

   (ix)        Total EBITDA                                                               $_______

   (x)         Adjustments for Acquisitions (please circle plus or minus)                 $_______

   (xi)        Adjustments for Dispositions (please circle plus or minus)                 $_______

   (xii)       Total EBITDA, adjusted as permitted by the Agent for                       $_______
               Acquisitions/Dispositions

   (xiii)      Plus:  Amounts deducted for corporate overhead charges                     $_______

   (xiv)       Location Cash Flow derived from the DBS Subsidiaries for such fiscal
               quarter                                                                    $_______

   (b) LOCATION CASH FLOW DERIVED FROM THE SUBSIDIARIES (OTHER THAN DBS SUBSIDIARIES) FOR SUCH FISCAL QUARTER AND THE IMMEDIATELY PRECEDING THREE (3) FISCAL QUARTERS

   (i)              Net Income                                                                 $_______

   (ii)             Plus:  Subscriber Acquisition Costs                                        $_______

   (iii)            Plus:  Total Interest Expense                                              $_______

   (iv)             Plus: Depreciation/amortization                                            $_______

   (v)              Plus:  Taxes in respect of income and profits, to the extent expensed
                    (including without duplication payments paid under the Tax Sharing
                    Agreement)                                                                 $_______

   (vi)             Plus:  Transaction Costs                                                   $_______

   (vii)            Plus:  Other non-cash expenses (including the amortization of television program license and rental fees)
                                                                                               $_______

   (viii)           Minus:  Television program license and rental fees actually paid in cash
                                                                                               $_______

   (ix)             Total EBITDA                                                               $_______

   (x)              Adjustments for Acquisitions (please circle plus or minus)                 $_______

   (xi)             Adjustments for Dispositions (please circle plus or minus)                 $_______

   (xii)            Total EBITDA, adjusted as permitted by the Agent for                       $_______
                    Acquisitions/Dispositions

   (xiii)           Plus:  Amounts deducted for corporate overhead charges                     $_______

   (xiv)            Location Cash Flow derived from Subsidiaries (other than the DBS
                    Subsidiaries) for such period                                              $_______

   (c) ANNUALIZED EBITDA FOR SUCH FISCAL QUARTER

   (i)              Location Cash Flow derived from the DBS Subsidiaries for such fiscal
                    quarter (See B(2)(a)(xiv))                                                 $______

   (ii)             Multiply:  (i) by four (4)                                                 $______

   (iii)            Plus:  Location Cash Flow derived from the Subsidiaries (other than DBS
                    Subsidiaries) for such fiscal quarter and the immediately preceding
                    three (3) fiscal quarters (See B(2)(b)(xiv))                               $______

   (iv)             Minus:  Corporate overhead charges (including Management Fees) for all of the Borrower's Subsidiaries for such fiscal quarter and the
                    immediately preceding three (3) fiscal quarters                            $______

   (v)              Annualized EBITDA for such fiscal quarter                                  $______


   3.  TOTAL FUNDED DEBT

   (a)              Indebtedness underP. (a) throughP. (f) of the definition thereof as of     $_______

   (b)              Plus:  Aggregate amount payable as of such date (whether or not due) in
                    respect of any and all LMA Purchase Options                                $_______

   (c)              Total Funded Debt                                                          $_______

   4.  ACTUAL RATIO

   (a)              Total Funded Debt as of ________ (See B(3)(c))                             $_______

   (b)              Annualized EBITDA (See B(2)(c)(v) for the fiscal quarter ended _________
                                                                                               $______

   (c)              Actual Ratio of (a) to (b):                                              ____:1:00



   C. CHURN ADJUSTED BORROWER LEVERAGE RATIO (Section 5.01(c))
      --------------------------------------

   1. MAXIMUM PERMITTED RATIO OF TOTAL FUNDED DEBT AS OF _______ TO (A) ANNUALIZED EBITDA MINUS (B) COST OF CHURN FOR THE MOST RECENTLY ENDED FISCAL QUARTER (Please circle the applicable ratio).

                Period                                           Maximum Ratio
                ------                                           -------------
The Closing Date through September 29, 2001                        5.25:1.00
September 30, 2001 through December 30, 2001                       4.75:1.00
December 31, 2001 through June 29, 2002                            4.50:1.00
June 30, 2002 through December 30, 2002                            4.00:1.00
December 31, 2002 through June 29, 2003                            3.50:1.00
June 30, 2003 through December 30, 2003                            3.00:1.00
December 31, 2003 and thereafter                                   2.50:1.00

   2.     ANNUALIZED EBITDA FOR THE FISCAL QUARTER ENDING _______________

   (a) LOCATION CASH FLOW DERIVED FROM THE DBS SUBSIDIARIES FOR SUCH FISCAL QUARTER

   (i)              Net Income                                                                 $_______

   (ii)             Plus:  Subscriber Acquisition Costs                                        $_______

   (iii)            Plus:  Total Interest Expense                                              $_______

   (iv)             Plus: Depreciation/amortization                                            $_______

   (v)              Plus:  Taxes in respect of income and profits, to the extent expensed
                    (including without duplication payments paid under the Tax Sharing
                    Agreement)                                                                 $_______

   (vi)             Plus:  Transaction Costs                                                   $_______

   (vii)            Plus:  Other non-cash expenses (including the amortization of television program license and rental fees)
                                                                                               $_______

   (viii)           Minus:  Television program license and rental fees actually paid in cash   $_______

   (ix)             Total EBITDA                                                               $_______

   (x)              Adjustments for Acquisitions (please circle plus or minus)                 $_______

   (xi)             Adjustments for Dispositions (please circle plus or minus)                 $_______

   (xii)            Total EBITDA, adjusted as permitted by the Agent for                       $_______
                    Acquisitions/Dispositions

   (xiii)           Plus:  Amounts deducted for corporate overhead charges                     $_______

   (xiv)            Location Cash Flow derived from the DBS Subsidiaries for such fiscal
                    quarter                                                                    $_______

   (b)  LOCATION CASH FLOW DERIVED FROM THE SUBSIDIARIES (OTHER THAN DBS SUBSIDIARIES) FOR SUCH FISCAL QUARTER AND
   THE IMMEDIATELY PRECEDING THREE (3) FISCAL QUARTERS

   (i)              Net Income                                                                 $_______

   (ii)             Plus:  Subscriber Acquisition Costs                                        $_______

   (iii)            Plus:  Total Interest Expense                                              $_______

   (iv)             Plus: Depreciation/amortization                                            $_______

   (v)              Plus:  Taxes in respect of income and profits, to the extent expensed
                    (including without duplication payments paid under the Tax Sharing
                    Agreement)                                                                 $_______

   (vi)             Plus:  Transaction Costs                                                   $_______

   (vii)            Plus:  Other non-cash expenses (including the amortization of television
                    program license and rental fees)                                           $_______

   (viii)           Minus:  Television program license and rental fees actually paid in cash   $_______

   (ix)             Total EBITDA                                                               $_______

   (x)              Adjustments for Acquisitions (please circle plus or minus)                 $_______

   (xi)             Adjustments for Dispositions (please circle plus or minus)                 $_______

   (xii)            Total EBITDA, adjusted as permitted by the Agent for
                    Acquisitions/Dispositions                                                  $_______



   (xiii)           Plus:  Amounts deducted for corporate overhead charges                     $_______

   (xiv)            Location Cash Flow derived from Subsidiaries (other than the DBS
                    Subsidiaries) for such period                                              $_______

   (c) ANNUALIZED EBITDA FOR SUCH FISCAL QUARTER

   (i)              Location Cash Flow derived from the DBS Subsidiaries for such  fiscal
                    quarter (See B(2)(a)(xiv))                                                 $______

   (ii)             Multiply:  (i) by four (4)                                                 $______

   (iii)            Plus:  Location Cash Flow derived from the Subsidiaries (other than DBS
                    Subsidiaries) for such fiscal quarter and the immediately preceding
                    three (3) fiscal quarters (See B(2)(b)(xiv))                               $______

   (iv)             Minus:  Corporate overhead charges (including Management Fees) for all of the Borrower's Subsidiaries for such fiscal quarter and the
                    immediately preceding three (3) fiscal quarters                            $______

   (v)              Annualized EBITDA for such fiscal quarter                                  $______


   3.  TOTAL FUNDED DEBT

   (a)              Indebtedness under P. (a) through P. (f) of the definition thereof
                    as of _______________                                                      $_______

   (b)              Plus:  Aggregate amount payable as of such date (whether or not due) in
                    respect of any and all LMA Purchase Options                                $_______

   (c)              Total Funded Debt                                                          $_______




   4.  ACTUAL RATIO

   (a)              Total Funded Debt as of ________ (See B(3)(c))                            $_______

   (b)              Annualized EBITDA (See B(2)(c)(v) for the fiscal quarter ended _________
                                                                                              $_______

   (c)              Actual Ratio of (a) to (b):                                               ____:1:00

   D.  INTEREST COVERAGE (Section 5.02)

   1.  MINIMUM REQUIRED RATIO OF EBITDA TO TOTAL INTEREST EXPENSE FOR THE FISCAL
   QUARTER ENDED _________________ (Please circle applicable ratio):


                  Quarterly Date                                                     Minimum Ratio
                  --------------                                                     -------------
   March 31, 2000 through September 30, 2000                                           2.50:1.00
   December 31, 2000 through September 30, 2001                                        3.25:1.00
   December 31, 2001 through September 30, 2002                                        4.00:1.00
   December 31, 2002 through September 30, 2003                                        4.75:1.00
   December 31, 2003 and each Quarterly Date thereafter                                5.50:1.00

   2.  EBITDA FOR THE FISCAL QUARTER ENDING _______________

   (a)              Net Income                                                                  $_______

   (b)              Plus:  Subscriber Acquisition Costs                                         $_______

   (c)              Plus:  Total Interest Expense                                               $_______

   (d)              Plus: Depreciation/amortization                                             $_______

   (e)              Plus:  Taxes in respect of income and profits, to the extent expensed
                    (including without duplication payments owed under the Tax Sharing
                    Agreement)                                                                  $_______

   (f)              Plus:  Transaction Costs                                                    $_______

   (g)              Plus:  Other non-cash expenses (including the amortization of television
                    program license and rental fees)                                            $_______

   (h)              Minus:  Television program license and rental fees actually paid in cash    $_______

   (i)              Total EBITDA                                                                $_______



   3.  ACTUAL RATIO

   (a)              EBITDA for the fiscal quarter ended ______________(See D(2)(i))
                                                                                                $_______

   (b)              Total Interest Expense for such fiscal quarter                              $_______

   (c)              Actual Ratio of (a) to (b):                                                 ____:1:00

   E. FIXED CHARGE COVERAGE (Section 5.03)

   1. MINIMUM REQUIRED RATIO OF ANNUALIZED EBITDA TO FIXED CHARGES FOR THE
   PERIOD OF FOUR (4) FISCAL QUARTERS ENDED _________(Please circle applicable ratio):


                    Quarterly Date                                                     Minimum Ratio
                    --------------                                                     -------------
   December 31, 2000 through September 30, 2002                                          1.00:1.00
   December 31, 2002 through September 30, 2003                                          1.15:1.00
   December 31, 2003 through June 30, 2004                                               1.35:1.00
   September 30, 2004 and each Quarterly Date thereafter                                 1.05:1.00

   2.  ANNUALIZED EBITDA FOR THE PERIOD OF FOUR (4) FISCAL QUARTERS ENDED _________

   (a)  LOCATION CASH FLOW DERIVED FROM THE DBS SUBSIDIARIES FOR THE LAST FISCAL
    QUARTER IN SUCH PERIOD

   (i)                Net Income                                                                 $_______

   (ii)               Plus:  Subscriber Acquisition Costs                                        $_______

   (iii)              Plus:  Total Interest Expense                                              $_______

   (iv)               Plus: Depreciation/amortization                                            $_______

   (v)                Plus:  Taxes in respect of income and profits, to the extent expensed
                      (including without duplication payments owed under the Tax Sharing
                      Agreement)                                                                 $_______

   (vi)               Plus:  Transaction Costs                                                   $_______

   (vii)              Plus:  Other non-cash expenses (including the amortization of television   $_______
                      program license and rental fees)

   (viii)             Minus:  Television program license and rental fees actually paid in cash   $_______

   (ix)               Total EBITDA derived from DBS Subsidiaries                                 $_______

   (x)                Plus:  Amounts deducted for corporate overhead charges by DBS              $_______
                      Subsidiaries

   (xi)               Location Cash Flow derived from the DBS Subsidiaries for such fiscal
                      quarter                                                                    $_______




   (b)  LOCATION CASH FLOW DERIVED FROM THE SUBSIDIARIES (OTHER THAN DBS SUBSIDIARIES)
   FOR SUCH FOUR(4) QUARTER PERIOD:

   (i)                Net Income                                                                $_______

   (ii)               Plus:  Subscriber Agreement Costs                                         $_______

   (iii)              Plus:  Total Interest Expense                                             $_______

   (iv)               Plus: Depreciation/amortization                                           $_______

   (v)                Plus:  Taxes in respect of income and profits, to the extent expensed
                      (including without duplication payments owed under the Tax Sharing
                      Agreement)                                                                $_______

   (vi)               Plus:  Transaction Costs                                                  $_______

   (vii)              Plus:  Other non-cash expenses (including the amortization of television program license and rental fees)
                                                                                                $_______

   (viii)             Minus:  Television program license and rental fees actually paid in cash
                                                                                                $_______

   (ix)               Total EBITDA                                                              $_______

   (x)                Plus:  Amounts deducted for corporate overhead charges                    $_______

   (xi)               Location Cash Flow derived from Subsidiaries (other than the DBS
                      Subsidiaries) for such period                                             $_______

   (c) ANNUALIZED  EBITDA FOR SUCH PERIOD

   (i)              Location Cash Flow derived from the DBS Subsidiaries for the last fiscal
                    quarter in such four quarter period ended _________(See C(2)(a)(iv))        $______

   (ii)             Multiply:  (i) by four (4)                                                  $______

   (iii)            Plus:  Location Cash Flow derived from the Subsidiaries (other than DBS
                    Subsidiaries) for such four quarter period (See C(2)(b)(iv))
                                                                                                $______

   (iv)             Minus:  Corporate overhead charges (including Management Fees) for all of
                    the Borrower's Subsidiaries for such four quarter period                    $______

   (v)              Annualized EBITDA for such four quarter period                              $______


   3. FIXED CHARGES FOR THE PERIOD OF FOUR (4) FISCAL QUARTERS ENDED ______________

   (a)              Cost of Churn for such period:

                        (i)  Churned Subscribers

                        (ii)  Multiplied by: Subscriber Acquisition Costs
                     over Gross Subscriber Additions ($____)

                        (iii)  Total Cost of Churn                                               $______

   (b)              Plus:  Total Debt Service for such period                                    $______

   (c)              Minus:  Payments of principal on Permitted Seller Debt and Permitted         $______
                    Seller Subordinated Debt

   (d)              Plus:  Capital Expenditures made by the Companies during such period
                                                                                                 $______
   (e)              Plus:  Taxes in respect of income and profits, including Tax Sharing
                    Payments                                                                     $______

   (f)              Plus:  Restricted Payments made to PCC under Section 5.04(b)(vi)             $______

   (g)              Total Fixed Charges for such period                                          $______





   4.  ACTUAL RATIO

   (a)              Annualized EBITDA for the period of four (4) fiscal quarters ended
                    ___________(See E(2)(c)(v))                                                  $______

   (b)              Fixed Charges for the period of four (4) fiscal quarters ended               $______
                    ___________(See E(3)(g))

   (c)              Actual Ratio of (a) to (b)                                                   ____:1.00

   F.  RESTRICTED PAYMENTS (Section 5.04)

   1.  MANAGEMENT FEES PAID (A) DURING THE FISCAL QUARTER ENDED _________ AND (B) THE TWELVE     (A) $_______
   (12) MONTH PERIOD ON SUCH DATE
                                                                                                 (B) $_______

   Note: Such fee payments are subject to the Manager's Affiliate Subordination
   Agreement and cannot exceed, during any period of twelve (12) consecutive months, the actual cost of providing management and administrative support services to the Companies for such period.

   2.  DIVIDENDS AND DISTRIBUTIONS PAID UNDER SECTION 5.04(b)(iv), (v), (vi) and (vii) DURING
   THE FISCAL [YEAR/QUARTER] ENDED ___________ TO FINANCE PCC PREFERRED STOCK DIVIDENDS and
   INTEREST PAYABLE BY THE PARENT
                                                                                                 $__________

   Please attached detailed calculations and breakdowns supporting the foregoing Restricted
   Payments.


WITNESS my hand this ____ day of __________, 200___.


                                     PEGASUS MEDIA & COMMUNICATIONS, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                             ---------------------------------